UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest event reported):          January 20, 2004
                                                                ----------------

                            THE STEAK n SHAKE COMPANY
                            -------------------------
             (Exact name of registrant as specified in its charter)
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
Indiana                                           000-08445              37-0684070
                                          ------------------------  ----------------------
(State or other jurisdiction              (Commission File Number)       (IRS Employer
of incorporation)                                                   Identification Number)


36 S. Pennsylvania St., Suite 500
Indianapolis, Indiana. . . . . . . . . .                     46204
----------------------------------------  ------------------------
(Address of principal executive offices)                (Zip Code)
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Registrant's  telephone  number,  including  area  code:     (317)  633-4100
                                                             ---------------

ITEM  12.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

On January 20, 2004, The Steak n Shake Company (the "Registrant" or "Company") issued a Press Release announcing its fiscal year 2004 first quarter results. The information in the Press Release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  THE  STEAK  N  SHAKE  COMPANY



                                                 By:   /s/  James  W.  Bear
                                                       --------------------
                                                       James W. Bear,
                                                       Senior Vice President and
                                                       Chief Financial Officer


Dated:  January  20,  2004

                                  Exhibit Index

Number assigned
in Regulation S-K
Item                         Description  of  Exhibits
----                         -------------------------

(__)     99.1  Press  Release,  dated  January  20, 2004, announcing fiscal year
               2004  first  quarter  results.

Exhibit  99.1




                               [GRAPHIC  OMITED]



                      THE STEAK N SHAKE COMPANY ANNOUNCES
                      STRONG SALES AND EARNINGS INCREASES


     INDIANAPOLIS,  January  20,  2004  -  The  Steak n Shake Company (NYSE:SNS)
                                                                            ----
reported today its revenues and earnings for the First Quarter of Fiscal Year 2004 ended December 17, 2003.

Highlights  of  the  Quarter  include:

-     Net  Earnings  increased  35%  to  $4,590,141

-     Diluted  Earnings  per  Share  increased  30.8%  to  $0.17

-     System  wide  sales  increased  12.3%  to  $136,279,158  for  the Quarter.

-     In  First  Quarter,  Revenues  for  the  Company  increased  12.2%  to
      $114,472,813.

- As previously announced, the FY2004 Earnings objective is between $0.98 and $1.02 Diluted Earnings per Share.

-     Same  store  sales  increased  11.2%.

The same store sales momentum marked the fourth consecutive quarter of customer count and same store sales growth. This growth continued in the first period of the Fiscal Second Quarter (Period 4) with same store sales growth of almost 8% despite less couponing and the strong sales of the prior year due to the rollout of credit cards.

The Company continues to focus on five key fundamentals that are linked in a "virtuous cycle". These elements working together appear to have contributed to the sales and profit momentum.

-     Supporting  and  Enabling  Effective  Field  Leadership
-     Improving  Associate  Satisfaction  and  Training
-     Growing  Guest  Counts
-     Continually  Improving  Margins
-     Expanding  the  Brand

Progress continues in reducing management turnover and in meeting staffing goals to support both current operations and future expansion.

Progress has been made in improving associate satisfaction through increased training, enhanced benefit offerings, and associate involvement in the planning process, which have all contributed to turnover reduction.

Guest counts grew during the Quarter due to optimized and integrated marketing programs based on the results of consumer research. New products like the Eggnog and Chocolate Mint Milk Shakes and the Takhomacard gift card program created news and consumer interest. New television markets in the Quarter were Toledo, Lansing, Dothan, Topeka and Charlotte.

In the Quarter the Company made incremental investments in marketing, consumer research and field management bonuses. Additionally, the Company experienced food cost inflation in the Quarter, particularly in beef and cheese products. However, these costs were more than offset by the incremental profit generated by the 11.2% increase in same store sales resulting in an increase of 35% in Net Earnings. The 11.2% increase is compared to a 4% decrease in comparable sales experienced in the First Quarter of last year.

As of December 17, 2003, there were 412 Steak n Shake restaurants, of which 59 are franchised operating in eighteen states. During the Quarter, the Company opened a total of three restaurants in Dallas, Indianapolis, and Pittsburgh. Two franchise restaurants opened, one in the Atlanta DMA and one in the Springfield, MO DMA. The Company is on track to open 15-20 restaurants as announced previously, of which several will be franchise locations.

Steak n Shake is a full service, casual dining restaurant serving a core menu of its famous Steakburgers, thin 'n crispy French Fries and old fashioned hand-dipped Milk Shakes. Menu variety includes sandwiches, such as the Turkey Melt and the Grilled Chicken Breast, as well as Chili, home style soups, fresh salads, a variety of desserts and breakfast. All of the food is prepared to the customer's order and served by friendly, well-trained employees. Steak n Shake restaurants feature full-service dining areas, counter service and drive-thru windows. Restaurants are open 24 hours a day, seven days a week.

This press release contains various "forward looking statements" which represent the company's expectations or beliefs concerning future events. Investors are cautioned that reliance on "forward looking statements" involves risks and uncertainties, and although the Company believes that the assumptions on which the "forward looking statements" contained herein are based, are reasonable, any of these assumptions could prove to be inaccurate and, as a result, the "forward looking statements" based upon those assumptions also could be incorrect. Investors are referred to the full discussion of risk and uncertainties associated with "forward looking statements" contained in the company's filings with the Securities and Exchange Commission.

Contact:  Victor  F.  Yeandel

          Vic.yeandel@steaknshake.com
          ---------------------------
          www.steaknshake.com
          -------------------
          (317)  633-410
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                            THE STEAK N SHAKE COMPANY
                      CONSOLIDATED STATEMENTS OF EARNINGS

                                                 TWELVE WEEKS ENDED

                                                   12/17/2003     12/18/2002
                                                   (UNAUDITED)    (UNAUDITED)
                                                   -----------    -----------
REVENUES
    Net sales . . . . . . . . . . . . . . . . .  $113,515,648   $101,284,729
    Franchise fees. . . . . . . . . . . . . . .       957,165        770,030
                                                 -------------  -------------
                                                  114,472,813    102,054,759
                                                 -------------  -------------

COSTS AND EXPENSES
    Cost of sales . . . . . . . . . . . . . . .    26,571,398     22,752,278
    Restaurant operating costs. . . . . . . . .    57,133,360     51,742,281
    General and administrative. . . . . . . . .     9,134,845      8,212,768
    Depreciation and amortization . . . . . . .     5,552,748      5,439,226
    Marketing . . . . . . . . . . . . . . . . .     4,224,152      3,655,650
    Interest. . . . . . . . . . . . . . . . . .     3,006,441      3,215,398
    Rent. . . . . . . . . . . . . . . . . . . .     1,896,526      1,602,492
    Pre-opening costs . . . . . . . . . . . . .       379,888        628,023
    Other income, net . . . . . . . . . . . . .      (513,686)      (483,413)
                                                 -------------  -------------
                                                  107,385,672     96,764,703
                                                 -------------  -------------

EARNINGS BEFORE INCOME TAXES. . . . . . . . . .     7,087,141      5,290,056

INCOME TAXES. . . . . . . . . . . . . . . . . .     2,497,000      1,888,000
                                                 -------------  -------------

NET EARNINGS. . . . . . . . . . . . . . . . . .  $  4,590,141   $  3,402,056
                                                 =============  =============

NET EARNINGS PER COMMON AND
 COMMON EQUIVALENT SHARE:
    Basic . . . . . . . . . . . . . . . . . . .  $       0.17   $       0.13
    Diluted . . . . . . . . . . . . . . . . . .  $       0.17   $       0.13

WEIGHTED AVERAGE SHARES
 AND EQUIVALENTS:
    Basic . . . . . . . . . . . . . . . . . . .    27,190,222     26,945,360
    Diluted . . . . . . . . . . . . . . . . . .    27,498,629     26,992,796

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                                   12/17/2003      9/24/2003
                                                 -------------  -------------
ASSETS
    Current assets. . . . . . . . . . . . . . .  $ 41,977,360   $ 39,255,997
    Property and equipment - net. . . . . . . .   359,549,461    360,878,710
    Leased  property - net. . . . . . . . . . .     3,640,850      3,721,063
    Other assets. . . . . . . . . . . . . . . .    10,490,021     10,779,813
                                                 -------------  -------------

    Total assets. . . . . . . . . . . . . . . .  $415,657,692   $414,635,583
                                                 =============  =============

LIABILITIES AND SHAREHOLDERS' EQUITY
    Current liabilities . . . . . . . . . . . .  $ 58,213,085   $ 61,795,680
    Deferred income taxes and credits . . . . .     3,068,887      2,897,887
    Obligations under capital leases. . . . . .   144,278,640    145,124,559
    Senior note . . . . . . . . . . . . . . . .    16,203,175     16,203,175
    Shareholders' equity. . . . . . . . . . . .   193,893,905    188,614,282
                                                 -------------  -------------

    Total liabilities and shareholders' equity.  $415,657,692   $414,635,583
                                                 =============  =============

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